UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2015

SS&C Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34675	71-0987913
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

80 Lamberton Road

Windsor, CT 06095

(Address and zip code of principal executive offices)

(860) 298-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

SS&C Technologies Holdings, Inc. (“SS&C” or the “Company”) is filing this Current Report on Form 8-K to provide certain pro forma financial information with respect to Advent Software, Inc. (“Advent”) and the Company’s pending acquisition related thereto (the “Advent Acquisition”). As previously disclosed in its Current Report on Form 8-K filed on February 3, 2015, the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”) among SS&C, Arbor Acquisition Company, Inc., a wholly-owned subsidiary of SS&C, and Advent, relating to the Advent Acquisition.

Included in this filing as Exhibit 99.1 is the pro forma financial information described in Item 9.01 below.

Completion of the Advent Acquisition is subject to various customary conditions, including:

•	receipt of all required regulatory approvals,

•	the absence of any law, order, judgment or other legal restraint prohibiting or otherwise making illegal the consummation of the Advent Acquisition,

•	performance by the parties in all material respects of their respective obligations under the Merger Agreement,

•	the accuracy of representations and warranties, subject to specified materiality standards and

•	Advent not having experienced a material adverse change.

There can be no assurance that the Advent Acquisition will occur on a timely basis, or at all. As a result, the Company cannot provide assurance that the Advent Acquisition will be consummated or, if consummated, that it will be consummated for the price, within the timeframe or on the terms and with the anticipated benefits the Company currently expects.

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, SS&C’s ability to consummate the Advent Acquisition. Management cautions that any or all of SS&C’s forward-looking statements may turn out to be wrong. Please read the risk factors set forth in SS&C’s annual and quarterly reports filed under the Securities Exchange Act of 1934, including its 2014 Form 10-K and first quarter 2015 Form 10-Q for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and SS&C generally. The Company’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of the Company’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, SS&C disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma combined condensed financial information of the Company, giving effect to the Advent Acquisition and related transactions as specified therein, is included as Exhibit 99.1 hereto:

•	Unaudited Pro Forma Combined Condensed Statements of Operations for the three months ended March 31, 2015 and the year ended December 31, 2014,

•	Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2015, and

•	Notes to the Unaudited Pro Forma Combined Condensed Financial Information.

Exhibit Number	Description

99.1	Unaudited Pro Forma Combined Condensed Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, SS&C Technologies Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2015

SS&C TECHNOLOGIES HOLDINGS, INC.

By:	/s/ Patrick J. Pedonti
Name:	Patrick J. Pedonti
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Combined Condensed Financial Information.